UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
May 8, 2006
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition
     The following information, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On May 8, 2006, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the quarter and three months ended March 31, 2006.
     As disclosed in a press release dated May 3, 2006 attached as Exhibit 99.2, Callon Petroleum Company announced that its conference call reporting first quarter 2006 results would be held on May 9, 2006 beginning at 10:00 a.m. Central Standard Time.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     The following information, including Exhibit 99.3, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On May 8, 2006, Callon Petroleum Company issued the press release attached as Exhibit 99.3 announcing guidance for the second quarter and full year of 2006.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated May 8, 2006 providing information regarding Callon Petroleum Company’s operating results for the quarter and three months ended March 31, 2006.

99.2	Press release dated May 3, 2006 announcing Callon Petroleum Company’s conference call reporting first quarter 2006 results.

99.3	Press release dated May 8, 2006 announcing guidance for second quarter and full year of 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
May 9, 2006	By:	/s/ Fred L. Callon
Fred L. Callon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated May 8, 2006 providing information regarding Callon Petroleum Company’s operating results for the quarter and three months ended March 31, 2006.

99.2	Press release dated May 3, 2006 announcing Callon Petroleum Company’s conference call reporting first quarter 2006 results.

99.3	Press release dated May 8, 2006 announcing guidance for the second quarter and full year of 2006.

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